UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2005
                                                         ----------------

                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                      0-27916                34-1921148
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(State or other jurisdiction of       (Commission           (IRS Employer
         incorporation)               File Number)         Identification No.)


                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
                                                           ---------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.
-------------------------------------

      On December 5, 2005, FFD Financial Corporation (the "Company") issued a press release announcing that the Company's Board of Directors has responded to the views expressed by Ancora Advisors, LLC ("Ancora"), and the members of its filing group, in the Schedule 13D filed with the Securities and Exchange Commission on November 7, 2005. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.
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      (a) and (b).   Not applicable.

      (c)   Exhibits.

            Number                            Description
            ------                            -----------

             99            Press Release of FFD Financial Corporation dated
                           December 5, 2005

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FFD FINANCIAL CORPORATION


                                         By: /s/ Trent B. Troyer
                                            ----------------------------------
                                         Trent B. Troyer
                                         President and Chief Executive Officer


Date:  December 5, 2005